SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)               October 13, 2000
                                                       -------------------------



                                 FINET.COM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



      Delaware                         000-18108                  94-3115180
-------------------------- ------------------------------- ---------------------
  (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                   Identification No.



     2527 CAMINO RAMON, SUITE 200, SAN RAMON, CALIFORNIA               94583
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        (Address of Principal Executive Offices)                    (Zip Code)



                                 (925) 242-6550
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


Common Stock Purchase Agreement
-------------------------------

     On October 13, 2000, FINET.COM, INC. (the "Company") entered into a Common Stock Purchase Agreement with seven (7) investors. Pursuant to the agreement, the Company sold an aggregate of 18,500,000 shares of its common stock at a purchase price of $0.40 per share (the "Private Placement"). The aggregate gross proceeds received from the sale were $7,400,000. The Company has agreed to register these shares for resale under applicable securities laws upon written request of the purchasers, but not earlier than March 13, 2001. The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A copy of the Common Stock Purchase Agreement is attached as Exhibit 10.1.

     In  connection  with the Private  Placement,  the  Company,  subject to the approval of its stockholders, also agreed to issue to certain financial advisors, as compensation for services in connection with the Private Placement, 6,000,000 warrants (the "Warrants") to purchase the Company's common stock. The Warrants have a five (5) year term and are exercisable at a price of $0.75 per share. The value of the Warrants has been determined by the Company to be $370,000. The Company has agreed that if it decides to register under the Securities Act any of its shares of common stock pursuant to a registration statement it will include the shares covered by the Warrants in such registration statement. Provided, such registration will only be undertaken by the Company upon written request of the holders of the Warrants, received no earlier than March 13, 2001. The securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A copy of the form of Common Stock Purchase Warrant is attached as Exhibit
10.2.


ITEM 7.  EXHIBITS.


Exhibit 10.1 Form of Common Stock Purchase Agreement between the Company and certain purchasers.

Exhibit 10.2      Form of Common Stock Purchase Warrant.

Exhibit 99.1 Press Release dated October 17, 2000, 1999 entitled "FiNet.com Completes $7.4 Million Private Equity Placement."

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                        FINET.COM, INC.


                                        By:  /s/ RICK COSSANO
                                           ----------------------------------
                                                 Rick Cossano,
                                          President and Chief Executive Officer